EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 19, 2005.





indx05ar18 - Price/Yield - 2A2

Balance                 $292,639,000       Delay             24
Coupon                  MTA + 140          Dated             9/1/2005
Settle                  9/7/2005           First Payment     10/25/2005

Price                        10 CPR        15 CPR        20 CPR        25 CPR        30 CPR        35 CPR        40 CPR
                        Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin
               100-22           124           119           112           106            98            90            82
               100-23           124           118           111           105            97            89            80
               100-24           123           117           111           103            96            87            78
               100-25           123           116           110           102            94            86            76
               100-26           122           116           109           101            93            84            74
               100-27           122           115           108           100            92            82            73
               100-28           121           114           107            99            90            81            71
               100-29           121           114           106            98            89            79            69
               100-30           120           113           105            97            88            78            67
               100-31           120           112           104            96            86            76            65
               101-00           119           112           104            95            85            74            63
               101-01           119           111           103            94            84            73            61
               101-02           118           110           102            93            82            71            60
               101-03           118           110           101            91            81            70            58
               101-04           117           109           100            90            80            68            56
               101-05           117           108            99            89            78            67            54
               101-06           116           108            98            88            77            65            52

                  WAL          7.66          5.32          3.98          3.12          2.52          2.08          1.76
             Mod Durn          6.02          4.45          3.47          2.79          2.30          1.93          1.65
     Principal Window       1 - 220       1 - 160       1 - 122        1 - 97        1 - 79        1 - 66        1 - 56
  Optional Redemption      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

indx05ar18 - Price/Yield - 2A2

         Balance  $292,639,000  Delay          0
         Coupon   L+58          Dated          9/7/2005
         Settle   9/7/2005      First Payment  10/25/2005
Libor
shock    Price          8 CPR        10 CPR        15 CPR        20 CPR        25 CPR
                  Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin
   50    100-16            51            50            47            44            40
            WAL          9.46          7.93          5.47          4.07          3.18

  100    100-16            50            49            47            43            40
            WAL          9.46          7.93          5.47          4.07          3.18

  150    100-16            50            49            46            40            33
            WAL          9.46          7.93          5.47          4.07          3.18

  200    100-16            -6            -7           -12           -17           -22
            WAL          9.46          7.93          5.47          4.07          3.18

  250    100-16           -55           -57           -61           -65           -70
            WAL          9.46          7.93          5.47          4.07          3.18


indx05ar18 - Price/Yield - 2A2

                                                              358
                                                                2

Libor
shock           30 CPR         35 CPR        40 CPR        45 CPR
           Disc Margin    Disc Margin   Disc Margin   Disc Margin
   50               37             33            28            23
                  2.57           2.12          1.78          1.52

  100               36             32            28            23
                  2.57           2.12          1.78          1.52

  150               26             18            11             4
                  2.57           2.12          1.78          1.52

  200              -27            -32           -38           -45
                  2.57           2.12          1.78          1.52

  250              -74            -79           -85           -90
                  2.57           2.12          1.78          1.52


Assumptions:
------------
Deal called
MTA curve not shocked


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

2A2 Class: 1MoLibor + 84bps

Balance               $292,639,000.00        Delay            0
Coupon                4.4106                 Dated            9/7/2005
Settle                9/7/2005               First Payment    10/25/2005

               Prepay              5 CPR           10 CPR           20 CPR           30 CPR
               100-00              4.451            4.451            4.451            4.451
               100-00                 84               84               84               84
               100-04              4.437            4.430            4.415            4.396
               100-04                 83               82               80               79
               100-08              4.422            4.409            4.379            4.342
               100-08                 81               80               77               73
               100-12              4.408            4.389            4.343            4.288
               100-12                 80               78               73               68
               100-16              4.394            4.368            4.307            4.233
               100-16                 78               76               70               63
               100-20              4.379            4.347            4.271            4.179
               100-20                 77               74               66               57
               100-24              4.365            4.326            4.235            4.125
               100-24                 76               72               63               52
               100-28              4.351            4.306            4.199            4.072
               100-28                 74               70               59               47
               101-00              4.337            4.285            4.164            4.018
               101-00                 73               68               56               41
               101-04              4.322            4.265            4.128            3.964
               101-04                 71               66               52               36
               101-08              4.308            4.244            4.093            3.911
               101-08                 70               64               49               31
               101-12              4.294            4.224            4.057            3.858
               101-12                 69               62               45               26
               101-16              4.280            4.203            4.022            3.804
               101-16                 67               60               42               20
               101-20              4.266            4.183            3.987            3.751
               101-20                 66               58               38               15
               101-24              4.252            4.163            3.952            3.698
               101-24                 64               56               35               10
               101-28              4.238            4.142            3.916            3.646
               101-28                 63               54               31                5
               102-00              4.224            4.122            3.881            3.593
               102-00                 62               52               28                0

                  WAL              12.22             7.66             3.98             2.52
     Principal Window      Oct05 - Jul30    Oct05 - Jan24    Oct05 - Nov15    Oct05 - Apr12

            LIBOR_1MO             3.5706
              MTA_1YR              2.865
       PREPAY TO CALL


               Prepay             40 CPR             50 CPR            60 CPR
               100-00              4.451              4.451             4.811              Yield
               100-00                 84                 84                84        Disc Margin
               100-04              4.375              4.349             4.682              Yield
               100-04                 77                 74                71        Disc Margin
               100-08              4.299              4.249             4.553              Yield
               100-08                 69                 64                59        Disc Margin
               100-12              4.223              4.148             4.425              Yield
               100-12                 62                 54                46        Disc Margin
               100-16              4.148              4.047             4.297              Yield
               100-16                 54                 44                34        Disc Margin
               100-20              4.072              3.947             4.169              Yield
               100-20                 47                 34                21        Disc Margin
               100-24              3.997              3.847             4.042              Yield
               100-24                 39                 25                 8        Disc Margin
               100-28              3.922              3.748             3.915              Yield
               100-28                 32                 15                -4        Disc Margin
               101-00              3.848              3.648             3.788              Yield
               101-00                 25                  5               -16        Disc Margin
               101-04              3.773              3.549             3.662              Yield
               101-04                 17                 -5               -29        Disc Margin
               101-08              3.699              3.450             3.536              Yield
               101-08                 10                -14               -41        Disc Margin
               101-12              3.624              3.351             3.410              Yield
               101-12                  3                -24               -54        Disc Margin
               101-16              3.550              3.253             3.285              Yield
               101-16                 -5                -34               -66        Disc Margin
               101-20              3.477              3.154             3.160              Yield
               101-20                -12                -44               -78        Disc Margin
               101-24              3.403              3.057             3.035              Yield
               101-24                -19                -53               -91        Disc Margin
               101-28              3.329              2.959             2.911              Yield
               101-28                -26                -63              -103        Disc Margin
               102-00              3.256              2.861             2.787              Yield
               102-00                -34                -73              -115        Disc Margin

                  WAL               1.76               1.30              1.01
     Principal Window      Oct05 - May10      Oct05 - Feb09     Oct05 - May08

            LIBOR_1MO
              MTA_1YR
       PREPAY TO CALL



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.